Exhibit 10.16
EQUIPMENTSHARE.COM INC
2025 OMNIBUS INCENTIVE PLAN
Effective January 26, 2026
Section 1.Purpose.  The purpose of the EquipmentShare.com Inc 2025 Omnibus
Incentive Plan (as amended from time to time, the “Plan”) is to attract, retain and motivate eligible employees and other service providers whose present and potential contributions are important to the success of EquipmentShare.com Inc (the “Company”), thereby furthering the best interests of the Company and its stockholders.
Section 2.Definitions.  As used in the Plan, the following terms shall have the meanings set forth below:
(a)“Affiliate” means any entity that, directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the
Company.
(b)“Award” means any Option, SAR, Restricted Stock, RSU, Performance
Award, Other Cash-Based Award or Other Stock-Based Award granted under the Plan.
(c)“Award Agreement” means any agreement, contract or other instrument or document (including in electronic form) evidencing any Award granted under the Plan, which may, but need not, be executed or acknowledged by a Participant.
(d)“Beneficial Owner” has the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.
(e)“Beneficiary” means a Person entitled to receive payments or other benefits or exercise rights that are available under the Plan in the event of a Participant’s death.  If no such Person can be named or is named by a Participant, or if no Beneficiary designated by a Participant is eligible to receive payments or other benefits or exercise rights that are available under the Plan at a Participant’s death, such Participant’s
Beneficiary shall be such Participant’s estate.
(f)“Board” means the Board of Directors of the Company.
(g)“Cause” has the meaning set forth in any individual Service Agreement with the Participant, or in the absence of such an agreement otherwise defining Cause, means the Participant’s: (i) unauthorized misuse of the Company’s trade secrets or proprietary information, (ii) intentional wrongdoing, gross negligence or willful misconduct in the performance of the Participant’s duties or otherwise in respect of the
Company or its Affiliates, (iii) willful, deliberate or negligent conduct that is or could reasonably be expected to cause reputation or financial harm or disrepute to the Company or its Affiliates; (iv) commission of, conviction of, plea of guilty to, or plea of nolo contendere to, (x) a felony or (y) any other criminal offense involving moral turpitude, fraud or dishonesty, (v) commission of an act of fraud, embezzlement or misappropriation, in each case, against the Company or any Affiliate, (vi) material breach of any policies of the Company or its Affiliates or (vii) material breach of any applicable
Service Agreement.

(h)“Change in Control” has the meaning set forth in the Participant’s
Service Agreement or Award Agreement, if applicable, or if not so defined, means the occurrence of one or more of the following events:
(i)any Person, other than (A) any employee plan established by the
Company or any Subsidiary, (B) the Company or any of its Affiliates, (C) an
underwriter temporarily holding securities pursuant to an offering of such securities, or (D) an entity owned, directly or indirectly, by stockholders of the
Company in substantially the same proportions as their ownership of the
Company, is (or becomes, during any 12-month period) the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the
Company or its Affiliates other than in connection with the acquisition by the
Company or its Affiliates of a business) representing 50% or more of the total voting power of the stock of the Company; provided that the provisions of this subsection (i) are not intended to apply to or include as a Change in Control any transaction that is specifically excepted from the definition of Change in Control below;
(ii)the consummation of a merger, amalgamation or consolidation of the Company or any of its Affiliates with any other corporation or other entity, or the issuance of voting securities in connection with such a transaction pursuant to applicable stock exchange requirements (any such transaction, a “Corporate
Transaction”); provided that immediately following such Corporate Transaction the voting securities of the Company outstanding immediately prior thereto do not continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity of such Corporate Transaction or parent entity thereof) 50% or more of the total voting power of the Company’s stock (or, if the Company is not the surviving entity of such Corporate Transaction, 50% or more of the total voting power of the stock of such surviving entity or parent entity thereof); and provided, further, that such a Corporate Transaction effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such
Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 50% or more of either the then-outstanding Shares or the combined voting power of the Company’s then-outstanding voting securities shall not be considered a Change in Control; or
(iii)the sale or disposition by the Company of all or substantially all of the Company’s assets in which any Person acquires (or has acquired during the
12-month period ending on the date of the most recent acquisition by such
Person) assets from the Company that have a total gross fair market value equal to more than 50% of the total gross fair market value of all of the assets of the
Company immediately prior to such acquisition or acquisitions. For purposes of this subsection, gross fair market value means the value of the assets of the
Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.
Notwithstanding the foregoing, (A) no Change in Control shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the Shares immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns substantially all of the assets of the Company immediately prior to such transaction or series of transactions, (B) no Change in Control shall be deemed to have occurred upon the acquisition of additional control of the
Company by any Person that is considered to effectively control the Company and (C) no
Change in Control shall be deemed to have occurred if (i) its sole purpose is to change the jurisdiction of the Company’s incorporation or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.  In no event will a
Change in Control be deemed to have occurred if any Participant is part of a “group”
within the meaning of Section 13(d)(3) of the Exchange Act that effects a Change in
Control.  Notwithstanding the foregoing or any provision of any Award Agreement to the contrary, for any Award that provides for accelerated distribution on a Change in Control of amounts that constitute “deferred compensation” (as defined in Section 409A of the
Code (“Section 409A”), if the event that constitutes such Change in Control does not also constitute a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets (in either case, as defined in
Section 409A), such amount shall not be distributed on such Change in Control but instead shall vest as of such Change in Control and shall be distributed on the scheduled payment date specified in the applicable Award Agreement, except to the extent that earlier distribution would not result in the Participant who holds such Award incurring interest or additional tax under Section 409A.
(i)“Class A Share” means a share of the Company’s Class A common stock,
$0.00000125 par value.
(j)“Class B Share” means a share of the Company’s Class B common stock,
$0.00000125 par value.
(k)“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, and the rules, regulations and guidance thereunder.  Any reference to a provision in the Code shall include any successor provision thereto.
(l)“Committee” means the compensation committee of the Board unless another committee is designated by the Board.  If there is no compensation committee of the Board and the Board does not designate another committee, references herein to the
“Committee” shall refer to the Board.
(m)“Consultant” means any individual, including an advisor, who is providing services to the Company or any Subsidiary or who has accepted an offer of service or consultancy from the Company or any Subsidiary.
(n)“Director” means any member of the Board.
(o)“Disability” has the meaning set forth in the Participant’s Service
Agreement or Award Agreement, if applicable, or if not so defined, means total and permanent disability as defined in Code Section 22(e)(3), provided that in the case of
Awards other than Incentive Stock Options, the Committee in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Committee from time to time.
(p)“Effective Date” means the date on which the closing of the Company’s initial public offering of the Class A Shares occurs.
(q)“Employee” means any individual, including any officer, employed by the
Company or any Subsidiary or any prospective employee or officer who has accepted an offer of employment from the Company or any Subsidiary, with the status of employment determined based upon such factors as are deemed appropriate by the Committee in its discretion, subject to any requirements of the Code or applicable laws.
(r)“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time, and the rules, regulations and guidance thereunder.  Any reference to a provision in the Exchange Act shall include any successor provision thereto.
(s)“Fair Market Value” means (i) with respect to Shares, the closing price of a Share on the applicable date of determination (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred), on the principal stock market or exchange on which the Shares are quoted or traded as reported in The
Wall Street Journal or such other source as the Committee deems reliable, or if Shares are not so quoted or traded, the fair market value of a Share as determined by the
Committee, and (ii) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.
(t)“Founders” means William Schlacks and Jabbok Schlacks.
(u)“Incentive Stock Option” means an option representing the right to purchase Shares from the Company, granted pursuant to Section 6, that meets the requirements of Section 422 of the Code.
(v)“Intrinsic Value” with respect to an Option or SAR Award means (i) the excess, if any, of the price or implied price per Share in a Change in Control or other event over (ii) the exercise or hurdle price of such Award multiplied by (iii) the number of Shares covered by such Award.
(w)“IPO Award” means any award pursuant to this Plan at the closing of, or in connection with, the initial public offering of the Class A Shares.
(x)“Non-Qualified Stock Option” means an option representing the right to purchase Shares from the Company, granted pursuant to Section 6, that is not an
Incentive Stock Option.
(y)“Option” means an Incentive Stock Option or a Non-Qualified Stock
Option.
(z)“Other Cash-Based Award” means an Award granted pursuant to
Section 11, including cash awarded as a bonus or upon the attainment of specified performance criteria or otherwise as permitted under the Plan.
(aa)“Other Stock-Based Award” means an Award granted pursuant to
Section 11 that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares or factors that may influence the value of Shares, including convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, dividend rights or dividend equivalent rights or Awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Committee.
(ab)“Participant” means the recipient of an Award granted under the Plan.
(ac)“Performance Award” means an Award granted pursuant to Section 10.
(ad)“Performance Period” means the period established by the Committee with respect to any Performance Award during which the performance goals specified by the Committee with respect to such Award are to be measured.
(ae)“Person” has the meaning ascribed to such term in Section 3(a)(9) of the
Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.
(af)“Pre-IPO Award” means an award granted prior to the Effective Date under the Pre-IPO Plan.
(ag)“Pre-IPO Plan” means the EquipmentShare.com Inc 2016 Equity
Incentive Plan, as amended from time to time.
(ah)“Restricted Stock” means any Share subject to certain restrictions and forfeiture conditions, granted pursuant to Section 8.
(ai)“RSU” means a contractual right granted pursuant to Section 9 that is denominated in Shares.  Each RSU represents a right to receive the value of one Share (or a percentage of such value) in cash, Shares or a combination thereof.  Awards of RSUs may include the right to receive dividend equivalents.
(aj)“SAR” means a right granted pursuant to Section 7 to receive upon exercise by the Participant or settlement, in cash, Shares or a combination thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise or settlement over
(ii) the exercise or hurdle price of the right on the date of grant.
(ak)“Service Agreement” means any employment, severance, consulting or similar agreement between the Company or any of its Affiliates and a Participant.
(al)“Share” means a Class A Share or a Class B Share.
(am)“Subsidiary” means an entity of which the Company directly or indirectly holds all or a majority of the value of the outstanding equity interests of such entity or a majority of the voting power with respect to the voting securities of such entity.  Whether employment by or service with a Subsidiary is included within the scope of the Plan shall be determined by the Committee.
(an)“Substitute Award” means an Award granted in assumption of, or in substitution for, an outstanding award previously granted by a company or other business acquired by the Company or with which the Company combines.

(ao)“Termination of Service” means, in the case of a Participant who is an
Employee, cessation of the employment relationship such that the Participant is no longer an employee of the Company or any Subsidiary, or, in the case of a Participant who is a
Consultant, non-employee Director or other service provider, the date the performance of services for the Company or any Subsidiary has ended; provided, however, that in the case of a Participant who is an Employee, the transfer of employment from the Company to a Subsidiary, from a Subsidiary to the Company, from one Subsidiary to another
Subsidiary or, unless the Committee determines otherwise, the cessation of employee status but the continuation of the performance of services for the Company or a
Subsidiary as a Director or Consultant shall not be deemed a cessation of service that would constitute a Termination of Service; provided, further, that a Termination of
Service shall be deemed to occur for a Participant employed by, or performing services for, a Subsidiary when such Subsidiary ceases to be a Subsidiary unless such
Participant’s employment or service continues with the Company or another Subsidiary.
Notwithstanding the foregoing, with respect to any Award subject to Section 409A (and not exempt therefrom), a Termination of Service occurs when a Participant experiences a
“separation of service” (as such term is defined under Section 409A).
Section 3.Eligibility.
(a)Any Employee, non-employee Director or Consultant shall be eligible to be selected to receive an Award under the Plan, to the extent that an offer or receipt of an
Award is permitted by applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations.
(b)Holders of equity compensation awards granted by a company that is acquired by the Company (or whose business is acquired by the Company) or with which the Company combines are eligible for grants of Substitute Awards under the Plan to the extent permitted under applicable regulations of any stock exchange on which the
Company is listed.
Section 4.Administration.
(a)Administration of the Plan.  The Plan shall be administered by the
Committee.  All decisions of the Committee shall be final, conclusive and binding upon all parties, including the Company, its stockholders, Participants and any Beneficiaries thereof.  The Committee may issue rules and regulations for administration of the Plan.
(b)Delegation of Authority.  To the extent permitted by applicable law, , the
Committee may delegate to one or more officers of the Company some or all of its authority under the Plan, including the authority to grant Options and SARs or other
Awards in the form of Share rights (except that such delegation shall not apply to any
Award for a Person then covered by Section 16 of the Exchange Act), and the Committee
may delegate to one or more committees of the Board (which may consist of solely one
Director) some or all of its authority under the Plan, including the authority to grant all types of Awards, in accordance with applicable law.
(c)Authority of Committee.  Subject to the terms of the Plan and applicable law, the Committee (or its delegate) shall have full discretion and authority to:
(i) designate Participants; (ii) determine the type or types of Awards (including Substitute
Awards) to be granted to each Participant under the Plan; (iii) determine the number and class of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any Award and prescribe the form of each Award Agreement, which need not be identical for each Participant; (v) determine whether, to what extent, under what circumstances and by which methods Awards may be settled or exercised in cash, Shares, other Awards, other property, net settlement (including broker-assisted cashless exercise), or any combination thereof, or canceled, forfeited or suspended; (vi) determine whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee;
(vii) amend terms or conditions of any outstanding Awards; (viii) correct any defect, supply any omission and reconcile any inconsistency in the Plan or any Award, in the manner and to the extent it shall deem desirable to carry the Plan into effect; (ix) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents, trustees, brokers, depositories and advisors and determine such terms of their engagement as it shall deem appropriate for the proper administration of the Plan and due compliance with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan and due compliance with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations.
Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, grant Awards or administer the Plan.  In any such case, the Board shall have all of the authority and responsibility granted to the
Committee herein. Notwithstanding anything to the contrary herein,  Awards granted pursuant to this Plan will be issued with respect to Class A Shares, other than the IPO
Awards granted to a Founder, which may at the Committee's discretion be issued with respect to Class A Shares or Class B Shares.
Section 5.Shares Available for Awards.
(a)Subject to adjustment as provided in Section 5(c) and except for Substitute
Awards, the maximum number of Shares available for issuance under the Plan shall not exceed 33,122,567 Shares, plus 7,247,595 Shares, representing the number of Shares that remain available for issuance pursuant to the Pre-IPO Plan as of immediately prior to the
Effective Date (the “Initial Share Pool”); provided that the total number of Shares available for issuance under the Plan shall be increased on each January 1 following the
Effective Date up to and including January 1 of the year in which the 10-year anniversary of the Effective Date occurs in an amount equal to the lesser of (i) 1% of the number of
Shares outstanding on the last day of the immediately preceding fiscal year and (ii) such number of Shares as determined by the Committee in its discretion. Shares underlying
Substitute Awards and Shares remaining available for grant under a plan of an acquired company or of a company with which the Company combines (whether by way of amalgamation, merger, sale and purchase of shares or other securities or otherwise), appropriately adjusted to reflect the acquisition or combination transaction, shall not reduce the number of Shares remaining available for grant hereunder.
(b)If any Award or Pre-IPO Award is forfeited, cancelled, expires, terminates or otherwise lapses or is settled in cash, in whole or in part, without the delivery of
Shares, then the Shares covered by such forfeited, expired, terminated or lapsed Award or
Pre-IPO Award shall again be available for grant under the Plan.  For the avoidance of doubt, the following shall become available for issuance under the Plan: (i) any Shares withheld in respect of taxes relating to any Award or Pre-IPO Award and (ii) any Shares tendered or withheld to pay the exercise price of Options or Pre-IPO Awards.

(c)In the event that the Committee determines that, as a result of any dividend or other distribution (other than an ordinary dividend or distribution), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, take private, separation, rights offering, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, or other similar corporate transaction or event affecting the Shares, or of changes in applicable laws, regulations or accounting principles, an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, subject to Section 19 and applicable law, adjust equitably so as to ensure no undue enrichment or harm (including by payment of cash), any or all of:
(i)the number and type of Shares (or other securities or cash) which thereafter may be made the subject of Awards, including the aggregate limits specified in Section 5(a) and Section 5(f);
(ii)the number or amount and type of Shares (or other securities)
subject to outstanding Awards;
(iii)the grant, acquisition, exercise or hurdle price with respect to any
Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; and
(iv)the terms and conditions of any outstanding Awards, including the performance criteria of any Performance Awards and whether the Awards should be cash settled or Share settled;
provided, however, that the number of Shares subject to any Award denominated in
Shares shall always be a whole number.
(d)Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or Shares acquired by the Company.
(e)A Participant who is a non-employee Director may not receive compensation for any calendar year in excess of $750,000 in the aggregate, including cash payments and Awards.
(f)Subject to adjustment as provided in Section 5(c)(i), the maximum number of Shares available for issuance with respect to Incentive Stock Options shall be equal to the Initial Share Pool.
Section 6.Options.  The Committee is authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:
(a)The exercise price per Share under an Option shall be determined by the
Committee at the time of grant; provided, however, that except in the case of Substitute
Awards, such exercise price shall not be less than the Fair Market Value of a Share on the date of grant of such Option.
(b)The term of each Option shall be fixed by the Committee but shall not exceed 10 years from the date of grant of such Option.  The Committee shall determine the time or times at which an Option becomes vested and exercisable in whole or in part.

(c)The Committee shall determine the methods by which, and the forms in which, payment of the exercise price with respect thereto may be made or deemed to have been made, including cash, Shares, other Awards, other property, net settlement
(including broker-assisted cashless exercise) or any combination thereof, having a Fair
Market Value on the exercise date equal to the relevant exercise price.
(d)The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code.  Incentive Stock
Options may be granted only to employees of the Company or of a parent or subsidiary corporation (as defined in Section 424 of the Code).
Section 7.Stock Appreciation Rights.  The Committee is authorized to grant SARs to
Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:
(a)SARs may be granted under the Plan to Participants either alone
(“freestanding”) or in addition to other Awards granted under the Plan (“tandem”) and may, but need not, relate to a specific Option granted under Section 6.
(b)The exercise or hurdle price per Share under a SAR shall be determined by the Committee; provided, however, that except in the case of Substitute Awards, such exercise or hurdle price shall not be less than the Fair Market Value of a Share on the date of grant of such SAR.
(c)The term of each SAR shall be fixed by the Committee but shall not exceed 10 years from the date of grant of such SAR.  The Committee shall determine the time or times at which a SAR may be exercised or settled in whole or in part.
(d)Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of Shares subject to the SAR multiplied by the excess, if any, of the Fair Market Value of one Share on the exercise date over the exercise or hurdle price of such SAR.  The Company shall pay such excess in cash, in Shares valued at Fair
Market Value, or any combination thereof, as determined by the Committee.
Section 8.Restricted Stock.  The Committee is authorized to grant Awards of
Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the
Plan, as the Committee shall determine:
(a)The Award Agreement shall specify the vesting schedule.
(b)Awards of Restricted Stock shall be subject to such restrictions as the
Committee may impose, which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.
(c)Subject to the restrictions set forth in the applicable Award Agreement, a
Participant generally shall have the rights and privileges of a stockholder with respect to
Awards of Restricted Stock, including the right to vote such Shares of Restricted Stock and the right to receive dividends, as long as the Participant is a holder of such Awards of
Restricted Stock.

(d)The Committee may, in its discretion, specify in the applicable Award
Agreement that any or all dividends or other distributions paid on Awards of Restricted
Stock prior to vesting be paid either in cash or in additional Shares and either on a current or deferred basis and that such dividends or other distributions may be reinvested in additional Shares, which may be subject to the same restrictions as the underlying
Awards.
(e)Any Award of Restricted Stock may be evidenced in such manner as the
Committee may deem appropriate, including book-entry registration.
(f)The Committee may provide in an Award Agreement that an Award of
Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code.  If a Participant makes an election pursuant to Section 83(b) of the Code with respect to an Award of
Restricted Stock, such Participant shall be required to file promptly a copy of such election with the Company and the applicable Internal Revenue Service office.
Section 9.RSUs.  The Committee is authorized to grant Awards of RSUs to
Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:
(a)The Award Agreement shall specify the vesting schedule and the delivery schedule (which may include deferred delivery later than the vesting date).
(b)Awards of RSUs shall be subject to such restrictions as the Committee may impose, which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.
(c)An RSU shall not convey to a Participant the rights and privileges of a stockholder with respect to the Share subject to such RSU, such as the right to vote or the right to receive dividends, unless and until and to the extent a Share is issued to such
Participant to settle such RSU.
(d)The Committee may, in its discretion, specify in the applicable Award
Agreement that dividend equivalents or other distributions may be paid with respect to the Shares underlying Awards of RSUs. Any such dividend equivalents or other distributions may be payable either in cash or in additional Shares and either on a current or deferred basis and that such dividend equivalents or other distributions may be reinvested in additional Shares, which may be subject to the same restrictions as such
Awards, in each case, as set forth in the applicable Award Agreement.
(e)Shares delivered upon the vesting and settlement of an Award of RSUs may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration.
(f)The Committee may determine the form or forms (including cash, Shares, other Awards, other property or any combination thereof) in which payment of the amount owing upon settlement of any Award of RSUs may be made.
Section 10.Performance Awards.  The Committee is authorized to grant Performance
Awards to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the
Committee shall determine:

(a)Performance Awards may be denominated as a cash amount, number of
Shares or units or a combination thereof and are Awards that may be earned upon achievement or satisfaction of performance conditions specified by the Committee.  In addition, the Committee may specify that any other Award shall constitute a Performance
Award by conditioning the grant to a Participant or the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Committee.  The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.  Subject to the terms of the Plan, the performance goals to be achieved during any Performance Period, the length of any
Performance Period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee.
(b)Performance criteria may be measured on an absolute (e.g., plan or budget) or relative basis, and may be established on a corporate-wide basis, with respect to one or more business units, divisions, Subsidiaries or business segments, or on an individual basis. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which the
Company conducts its business, or other events or circumstances render the performance objectives unsuitable, the Committee may modify the performance objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable such that it does not provide any undue enrichment or harm.  Performance measures may vary from Performance Award to Performance Award and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.  The Committee shall have the power to impose such other restrictions on Awards subject to this Section 10(b) as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements of any applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations.
(c)Settlement of Performance Awards shall be in cash, Shares, other Awards, other property, net settlement, or any combination thereof, as determined in the discretion of the Committee.
(d)A Performance Award shall not convey to a Participant the rights and privileges of a stockholder with respect to the Share subject to such Performance Award, such as the right to vote (except as relates to Restricted Stock) or the right to receive dividends, unless and until and to the extent a Share is issued to such Participant to settle such Performance Award.  The Committee, in its sole discretion, may specify in the applicable Award Agreement that dividend equivalents or other distributions may be paid with respect to the Shares underlying Performance Award.  Any such dividend equivalents or other distributions may be payable either in cash or in additional Shares on the settlement date of the Performance Award, subject to the Participant’s earning of the
Shares with respect to which such dividend equivalents are paid upon achievement or satisfaction of performance conditions specified by the Committee in the applicable
Award Agreement.  Shares delivered upon the vesting and settlement of a Performance
Award may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration.  For the avoidance of doubt, unless otherwise determined by the Committee, no dividend equivalent rights shall be provided with respect to any Shares subject to Performance Awards that are not earned or otherwise do not vest or settle pursuant to their terms.
(e)The Committee may, in its discretion, increase or reduce the amount of a settlement otherwise to be made in connection with a Performance Award.

Section 11.Other Cash-Based Awards and Other Stock-Based Awards.  The
Committee is authorized, subject to limitations under applicable law, to grant Other Cash-
Based Awards (either independently or as an element of or supplement to any other Award under the Plan) and Other Stock-Based Awards.  The Committee shall determine the terms and conditions of such Awards.  Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 11 shall be purchased for such consideration, and paid for at such times, by such methods and in such forms, including cash, Shares, other
Awards, other property, net settlement, broker-assisted cashless exercise or any combination thereof, as the Committee shall determine; provided that the purchase price therefor shall not be less than the Fair Market Value of such Shares on the date of grant of such right.
Section 12.Effect of Termination of Service or a Change in Control on Awards.
(a)The Committee may provide, by rule or regulation or in any applicable
Award Agreement, or may determine in any individual case, the circumstances in which, and the extent to which, an Award may be exercised, settled, vested, paid or forfeited in the event of a Participant’s Termination of Service prior to the end of a Performance
Period or vesting, exercise or settlement of such Award.
(b)Subject to the last sentence of Section 2(kk), the Committee may determine, in its discretion, whether, and the extent to which, (i) an Award will vest during a leave of absence, (ii) a reduction in service level (for example, from full-time to part-time employment) will cause a reduction, or other change, to an Award and (iii) a leave of absence or reduction in service will be deemed a Termination of Service.
(c)In the event of a Change in Control, the Committee may, in its sole discretion, and on such terms and conditions as it deems appropriate, take any one or more of the following actions with respect to any outstanding Award, which need not be uniform with respect to all Participants and/or Awards:
(i)continuation or assumption of such Award by the Company (if it is the surviving corporation) or by the successor or surviving entity or its parent on no less favorable terms and conditions as were in place prior to the Change in
Control;
(ii)substitution or replacement of such Award by the successor or surviving entity or its parent with cash, securities, rights or other property to be paid or issued, as the case may be, by the successor or surviving entity (or a parent or subsidiary thereof), with substantially the same terms and value as such
Award (including any applicable performance targets or criteria with respect thereto);
(iii)acceleration of the vesting of such Award and the lapse of any restrictions thereon and, in the case of an Option or SAR Award, acceleration of the right to exercise such Award during a specified period (and the termination of such Option or SAR Award without payment of any consideration therefor to the extent such Award is not timely exercised), in each case, either (A) immediately prior to or as of the date of the Change in Control, (B) upon a Participant’s involuntary Termination of Service (including upon a termination of the
Participant’s employment by the Company (or a successor corporation or its parent) without Cause, by a Participant for “good reason” as such term may be defined in the applicable Award Agreement and/or a Participant’s Service
Agreement, as the case may be and/or due to a Participant’s death or Disability)
on or within a specified period following the Change in Control or (C) upon the failure of the successor or surviving entity (or its parent) to continue or assume such Award on no less favorable terms and conditions as were in place prior to the
Change in Control;
(iv) in the case of a Performance Award, determination of the level of attainment of the applicable performance condition(s); and
(v)cancellation of such Award in consideration of a payment, with the form, amount and timing of such payment determined by the Committee in its sole discretion, subject to the following: (A) such payment shall be made in cash, securities, rights and/or other property; (B) the amount of such payment shall equal the value of such Award, as determined by the Committee in its sole discretion; provided that, in the case of an Option or SAR Award, if such value equals the Intrinsic Value of such Award, such value shall be deemed to be valid;
provided further that, if the Intrinsic Value of an Option or SAR Award is equal to or less than zero, the Committee may, in its sole discretion, provide for the cancellation of such Award without payment of any consideration therefor (for the avoidance of doubt, in the event of a Change in Control, the Committee may, in its sole discretion, terminate any Option or SAR Awards for which the exercise or hurdle price is equal to or exceeds the per Share value of the consideration to be paid in the Change in Control transaction without payment of consideration therefor); and (C) such payment shall be made promptly following such Change in Control or on a specified date or dates following such Change in Control;
provided that the timing of such payment shall comply with Section 409A.
Section 13.General Provisions Applicable to Awards.
(a)Awards shall be granted for such cash or other consideration, if any, as the
Committee determines; provided that in no event shall Awards be issued for less than such minimal consideration as may be required by applicable law.
(b)Awards may, in the discretion of the Committee, be granted either alone or in addition to or in tandem with any other Award or any award granted under any other plan of the Company.  Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.
(c)Subject to the terms of the Plan, payments or transfers to be made by the
Company upon the grant, exercise or settlement of an Award may be made in the form of cash, Shares, other Awards, other property, net settlement, or any combination thereof, as determined by the Committee in its discretion at the time of grant, and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.  Such rules and procedures may include provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents in respect of installment or deferred payments.
(d)Except as may be permitted by the Committee or as specifically provided in an Award Agreement, (i) no Award and no right under any Award shall be assignable, alienable, saleable or transferable by a Participant other than by will or pursuant to
Section 13(e) and (ii) during a Participant’s lifetime, each Award, and each right under any Award, shall be exercisable only by such Participant or, if permissible under applicable law, by such Participant’s guardian or legal representative.  The provisions of this Section 13(d) shall not apply to any Award that has been fully exercised or settled, as the case may be, and shall not preclude forfeiture of an Award in accordance with the terms thereof.
(e)A Participant may designate a Beneficiary or change a previous
Beneficiary designation only at such times as prescribed by the Committee, in its sole discretion, and only by using forms and following procedures approved or accepted by the Committee for that purpose.
(f)All certificates, if any, for Shares and/or other securities delivered under the Plan pursuant to any Award or the exercise or settlement thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and
Exchange Commission, any stock market or exchange upon which such Shares or other securities are then quoted, traded or listed, and any applicable securities laws, and the
Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
(g)The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (i) all Award conditions have been met or removed to the Committee’s satisfaction, (ii) as determined by the Committee, all other legal matters regarding the issuance and delivery of such
Shares have been satisfied, including any applicable securities laws, stock market or exchange rules and regulations or accounting or tax rules and regulations and (iii) the
Participant has executed and delivered to the Company such representations or agreements as the Committee deems necessary or appropriate to satisfy any applicable laws. The Company’s inability to obtain authority from any regulatory body having jurisdiction, which the Committee determines is necessary to the lawful issuance and sale of any Shares, will relieve the Company of any liability for failing to issue or sell such
Shares as to which such requisite authority has not been obtained.
(h)The Committee may impose restrictions on any Award with respect to non-competition, non-solicitation, confidentiality and other restrictive covenants, or requirements to comply with minimum share ownership requirements, as it deems necessary or appropriate in its sole discretion, which such restrictions may be set forth in any applicable Award Agreement or otherwise.
Section 14.Amendments and Terminations.
(a)Amendment or Termination of the Plan.  Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan, the Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time; provided, however, that no such amendment, alteration, suspension, discontinuation or termination shall be made without (i) stockholders’
approval if such approval is required by applicable law or the rules of the stock market or exchange, if any, on which the Shares are principally quoted or traded or (ii) subject to
Section 5(c) and Section 12, the consent of the affected Participant, if such action would materially adversely affect the rights of such Participant under any outstanding Award, except (x) to the extent any such amendment, alteration, suspension, discontinuance or termination is made to cause the Plan to comply with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations or (y) to impose any “clawback” or recoupment provisions on any Awards (including any amounts or benefits arising from such Awards) in accordance with Section 18.  Notwithstanding anything to the contrary in the Plan, the Committee may amend the Plan, or create sub-

plans, in such manner as may be necessary or desirable to enable the Plan to achieve its stated purposes in any jurisdiction in a tax-efficient manner and in compliance with local rules and regulations.
(b)Dissolution or Liquidation.  In the event of the dissolution or liquidation of the Company, each Award shall terminate immediately prior to the consummation of such action, unless otherwise determined by the Committee.
(c)Terms of Awards.  The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate any Award theretofore granted (including by substituting another Award of the same or a different type), prospectively or retroactively, without the consent of any relevant Participant or holder or Beneficiary of an Award; provided, however, that, subject to Section 5(c) and
Section 12, no such action shall materially adversely affect the rights of any affected
Participant or holder or Beneficiary under any Award theretofore granted under the Plan, except (x) to the extent any such action is made to cause the Plan or Award to comply with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations, or (y) to impose any “clawback” or recoupment provisions on any
Awards (including any amounts or benefits arising from such Awards) in accordance with Section 18. The Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of events (including the events described in Section 5(c)) affecting the Company, or the financial statements of the Company, or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.
(d)Repricing. The Committee may, without the approval of the Company’s stockholders: (1) amend any outstanding Option, SAR or similar Award granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option, SAR or similar Award, (2) cancel any outstanding Option, SAR or similar Award (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan covering the same or a different number of Shares and having an exercise or measurement price per share lower than the then-current exercise price per share of the cancelled Option, (3) cancel in exchange for a cash payment any outstanding Option, SAR or similar Award with an exercise price per share above the then-current fair market value of a Share (valued in the manner determined or approved by the Board) or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the applicable exchange on which the Company is listed.
Section 15.Miscellaneous.
(a)No Employee, Consultant, non-employee Director, Participant, or other
Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of employees, Participants or holders or
Beneficiaries of Awards under the Plan.  The terms and conditions of Awards need not be the same with respect to each recipient.  Any Award granted under the Plan shall be a one-time Award that does not constitute a promise of future grants.  The Company, in its sole discretion, maintains the right to make available future grants under the Plan.
(b)The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of, or to continue to provide services to, the Company or any Affiliate.  Further, the Company or any applicable Affiliate may at any time dismiss a Participant, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement or in any other agreement binding on the parties. The receipt of any Award under the Plan is not intended to confer any rights on the receiving Participant except as set forth in the applicable Award Agreement.
(c)No payment pursuant to the Plan shall be taken into account in determining any benefits under any severance, pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate, except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.
(d)Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, including the grant of options and other stock-based awards, and such arrangements may be either generally applicable or applicable only in specific cases.
(e)The Company shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other
Awards, other property, net settlement, or any combination thereof) of applicable withholding taxes due in respect of an Award, its exercise or settlement or any payment or transfer under such Award or under the Plan and to take such other action (including providing for elective payment of such amounts in cash or Shares by such Participant) as may be necessary to satisfy all obligations for the payment of such taxes and, unless otherwise determined by the Committee in its discretion, to the extent such withholding would not result in liability classification of such Award (or any portion thereof) pursuant to FASB ASC Subtopic 718-10.
(f)If any provision of the Plan or any Award Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any Person or
Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award
Agreement, such provision shall be stricken as to such jurisdiction, Person or Award, and the remainder of the Plan and any such Award Agreement shall remain in full force and effect.
(g)Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a
Participant or any other Person.  To the extent that any Person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.
(h)No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash or other securities shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.
(i)Awards may be granted to Participants who are non-U.S. nationals or employed or providing services outside the United States, or both, on such terms and conditions different from those applicable to Awards to Participants who are employed or providing services in the United States as may, in the judgment of the Committee, be necessary or desirable to recognize differences in local law, tax policy or custom.  The
Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Participants on assignments outside their home country.
Section 16.Effective Date of the Plan.  The Plan shall be effective as of the Effective
Date.
Section 17.Term of the Plan.  The Committee may suspend or terminate the Plan at any time. No Awards shall be granted under the Plan after the tenth anniversary of the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the stockholders of the Company. In addition, no Award shall be granted under the Plan after the earlier to occur of (i) the maximum number of Shares available for issuance under the Plan have been issued and (ii) the Board terminates the Plan in accordance with Section 14(a).
However, unless otherwise expressly provided in the Plan or in an applicable Award
Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board to amend the Plan, shall extend beyond such date.
Section 18.Cancellation or “Clawback” of Awards.
(a)The Committee may specify in an Award Agreement that a Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.
Such events may include a Termination of Service with or without Cause (and, in the case of any Cause that is resulting from an indictment or other non-final determination, the Committee may provide for such Award to be held in escrow or abeyance until a final resolution of the matters related to such event occurs, at which time the Award shall either be reduced, cancelled or forfeited (as provided in such Award Agreement) or remain in effect, depending on the outcome), violation of material policies, breach of non-competition, non-solicitation, confidentiality or other restrictive covenants, or requirements to comply with minimum share ownership requirements, that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.
(b)The Committee shall have full authority to implement any policies and procedures necessary to comply with Section 10D of the Exchange Act and any rules promulgated thereunder and any other regulatory regimes.  Notwithstanding anything to the contrary contained herein, any Awards granted under the Plan (including any amounts or benefits arising from such Awards) shall be subject to any clawback or recoupment arrangements or policies the Company has in place from time to time, including the
EquipmentShare.com Inc Compensation Recoupment Policy, and the Committee may, to
the extent permitted by applicable law and stock exchange rules or by any applicable
Company policy or arrangement, and shall, to the extent required, cancel or require reimbursement of any Awards granted to the Participant or any Shares issued or cash received upon vesting, exercise or settlement of any such Awards or sale of Shares underlying such Awards.
Section 19.Section 409A.  With respect to Awards subject to Section 409A, the Plan is intended to comply with the requirements of Section 409A, and the provisions of the Plan and any Award Agreement shall be interpreted in a manner that satisfies the requirements of
Section 409A, and the Plan shall be operated accordingly.  If any provision of the Plan or any term or condition of any Award would otherwise frustrate or conflict with this intent, the provision, term or condition shall be interpreted and deemed amended so as to avoid this conflict.  Notwithstanding anything in the Plan to the contrary, if the Board considers a
Participant to be a “specified employee” under Section 409A at the time of such Participant’s
“separation from service” (as defined in Section 409A), and any amount hereunder is
“deferred compensation” subject to Section 409A, any distribution of such amount that otherwise would be made to such Participant with respect to an Award as a result of such
“separation from service” shall not be made until the date that is six months after such
“separation from service,” except to the extent that earlier distribution would not result in such Participant’s incurring interest or additional tax under Section 409A.  If an Award includes a “series of installment payments” (within the meaning of Section
1.409A-2(b)(2)(iii) of the Treasury Regulations), a Participant’s right to such series of installment payments shall be treated as a right to a series of separate payments and not as a right to a single payment, and if an Award includes “dividend equivalents” (within the meaning of Section 1.409A-3(e) of the Treasury Regulations), a Participant’s right to such dividend equivalents shall be treated separately from the right to other amounts under the
Award.  Notwithstanding the foregoing, the tax treatment of the benefits provided under the
Plan or any Award Agreement is not warranted or guaranteed, and in no event shall the
Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by a Participant on account of noncompliance with Section 409A.
Section 20.Successors and Assigns.  The terms of the Plan shall be binding upon and inure to the benefit of the Company and any successor entity, including any successor entity contemplated by Section 12(c).
Section 21.Governing Law.  The Plan and each Award Agreement shall be governed by the laws of the State of Texas, without application of the conflicts of law principles thereof.